EXHIBIT 99.1

POWER OF ATTORNEY

For Executing Forms 3, 4, 5 and 144

Know all by these presents, that the undersigned hereby constitutes and appoints Linda M. Clay his/her true and lawful attorney-in fact to:

Execute for and on behalf of the undersigned Forms 3, 4, 5 and 144 in accordance with Section 16 (a) of the Securities Exchange Act of 1934 and the rules thereunder;

Do and perform all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4, 5 and 144 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and power herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledge that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June, 2000.

                                                                        /s/ Gary Christophersen

                                                                        Signature

                                                                        Gary Christophersen

                                                                        Print Name

POWER OF ATTORNEY

For Executing Forms 3, 4, 5 and 144

Know all by these presents, that the undersigned hereby constitutes and appoints Loran Cashmore Bond his/her true and lawful attorney-in fact to:

Execute for and on behalf of the undersigned Forms 3, 4, 5 and 144 in accordance with Section 16 (a) of the Securities Exchange Act of 1934 and the rules thereunder;

Do and perform all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4, 5 and 144 and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and power herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or his/her substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledge that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of June, 2000.

                                                                        /s/ Gary Christophersen

                                                                        Signature

                                                                        Gary Christophersen

                                                                        Print Name